                                                         Exhibit No. EX-99.16(a)

[LOGO OF DELAWARE
INVESTMENTS (SM)]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Richelle S. Maestro and Michael P. Bishof,  and each of them singly,  my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full  power to each of them,  to sign for me and in my named in the  appropriate capacity,  all  Registration  Statements of the Trust on Form N-1A, Form N-8A or
any  successor  thereto,  any  and  all  subsequent  Amendments,   Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith,  and generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended,  the Investment  Company Act of 1940, as  amended,  and  all  related  requirements  of the  Securities  and  Exchange
Commission.  I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

     The power of attorney is effective for all documents  filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/ Jude T. Driscoll
Jude T. Driscoll

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[LOGO OF DELAWARE
INVESTMENTS (SM)]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution,  and with  full  power  to each of them,  to sign for me and in my named in the appropriate capacity,  all Registration  Statements of the Trust on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorney-in-fact  or their  substitutes  may do or  cause  to be done by  virtue hereof.

     The power of attorney is effective for all documents  filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/ Thomas L. Bennett
Thomas L. Bennett

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[LOGO OF DELAWARE
INVESTMENTS (SM)]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution,  and with  full  power  to each of them,  to sign for me and in my named in the appropriate capacity,  all Registration  Statements of the Trust on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorney-in-fact  or their  substitutes  may do or  cause  to be done by  virtue hereof.

     The power of attorney is effective for all documents  filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/ John A. Fry
John A. Fry

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[LOGO OF DELAWARE
INVESTMENTS (SM)]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution,  and with  full  power  to each of them,  to sign for me and in my named in the appropriate capacity,  all Registration  Statements of the Trust on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorney-in-fact  or their  substitutes  may do or  cause  to be done by  virtue hereof.

     The power of attorney is effective for all documents  filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/ Anthony D. Knerr
Anthony D. Knerr

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[LOGO OF DELAWARE
INVESTMENTS (SM)]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution,  and with  full  power  to each of them,  to sign for me and in my named in the appropriate capacity,  all Registration  Statements of the Trust on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorney-in-fact  or their  substitutes  may do or  cause  to be done by  virtue hereof.

     The power of attorney is effective for all documents  filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[LOGO OF DELAWARE
INVESTMENTS (SM)]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution,  and with  full  power  to each of them,  to sign for me and in my named in the appropriate capacity,  all Registration  Statements of the Trust on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorney-in-fact  or their  substitutes  may do or  cause  to be done by  virtue hereof.

     The power of attorney is effective for all documents  filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/ Ann R. Leven
Ann R. Leven

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[LOGO OF DELAWARE
INVESTMENTS (SM)]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution,  and with  full  power  to each of them,  to sign for me and in my named in the appropriate capacity,  all Registration  Statements of the Trust on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorney-in-fact  or their  substitutes  may do or  cause  to be done by  virtue hereof.

     The power of attorney is effective for all documents  filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/ Thomas F. Madison
Thomas F. Madison

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[LOGO OF DELAWARE
INVESTMENTS (SM)]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution,  and with  full  power  to each of them,  to sign for me and in my named in the appropriate capacity,  all Registration  Statements of the Trust on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorney-in-fact  or their  substitutes  may do or  cause  to be done by  virtue hereof.

     The power of attorney is effective for all documents  filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/ Jan L. Yeomans
Jan L. Yeomans

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[LOGO OF DELAWARE
INVESTMENTS (SM)]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution,  and with  full  power  to each of them,  to sign for me and in my named in the appropriate capacity,  all Registration  Statements of the Trust on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith,  and  generally  to do all  such  things  in my name  and  behalf  in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the  provisions  of the  Securities  Act of 1933,  as  amended,  the
Investment Company Act of 1940, as amended,  and all related requirements of the
Securities  and Exchange  Commission.  I hereby ratify and confirm all that said attorney-in-fact  or their  substitutes  may do or  cause  to be done by  virtue hereof.

     The power of attorney is effective for all documents  filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/ J. Richard Zecher
J. Richard Zecher

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[LOGO OF DELAWARE
INVESTMENTS (SM)]

                                POWER OF ATTORNEY

     I, the Chief  Financial  Officer of  Delaware  Investments  Family of Funds
listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll and
Richelle   S.   Maestro,   and  each  of  them   singly,   my  true  and  lawful
attorneys-in-fact,  with full power of substitution, and with full power to each of  them,  to sign  for me and in my  named  in the  appropriate  capacity,  all
Registration  Statements  of the Trust on Form N-1A,  Form N-8A or any successor thereto,  any  and  all  subsequent  Amendments,  Pre-Effective  Amendments,  or
Post-Effective  Amendments to said  Registration  Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments  in  connection  therewith,  and  generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said  attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

     The power of attorney is effective for all documents  filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/ Michael P. Bishof
Michael P. Bishof

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.